UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33291	33-0830300
(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501, Jersey City, NJ 07302
(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 30, 2013, Optimer Pharmaceuticals, Inc., a Delaware corporation (“Optimer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), and PDRS Corporation, a Delaware corporation and a wholly owned subsidiary of Cubist (“Merger Sub”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Optimer (the “Merger”).  As a result of the Merger, Optimer will become a wholly owned subsidiary of Cubist.

At the effective time of the Merger, each share of Optimer common stock issued and outstanding immediately prior to the effective time (other than (i) shares of Optimer common stock and shares of Optimer preferred stock, par value $0.001 per share (if any), owned by Cubist, Merger Sub or any other direct or indirectly wholly owned subsidiary of Cubist and shares of common stock owned by Optimer and (ii) shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive (i) $10.75 in cash, without interest, at the effective time and (ii) one contingent value right (a “CVR”) to be issued by Cubist subject to and in accordance with the CVR Agreement described below.

Consummation of the Merger is subject to customary conditions, including (i) the approval of the holders of a majority of the outstanding shares of Optimer common stock entitled to vote on the Merger, (ii) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iii) the absence of any law, order or injunction prohibiting the consummation of the Merger.  Moreover, the obligations of Cubist, Merger Sub and the Company to consummate the Merger are subject to certain other conditions, including without limitation (i) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (ii) the other party’s compliance with its obligations and covenants contained in the Merger Agreement (subject to materiality qualifiers).

Optimer, Cubist and Merger Sub have made customary representations and warranties in the Merger Agreement.  Optimer and Cubist have also made certain covenants in the Merger Agreement, including covenants regarding the operation of the business of Optimer and its subsidiaries prior to the effective time of the Merger and a customary non-solicitation covenant prohibiting Optimer from soliciting, providing non-public information or entering into discussions or negotiations concerning proposals relating to alternative business combination transactions, except as permitted under the terms of the Merger Agreement.  In the event that the Company receives an acquisition proposal from another person, the Company will notify Cubist of such proposal and negotiate in good faith with Cubist prior to terminating the Merger Agreement or effecting a change in the recommendation of Optimer’s board of directors with respect to the Merger.

The Merger Agreement also contains certain termination rights for both Optimer and Cubist and further provides that, upon termination of the Merger Agreement under specified circumstances, Optimer will be required to pay Cubist a termination fee of $18 million.

The representations, warranties and covenants of Optimer contained in the Merger Agreement have been made solely for the benefit of Cubist and Merger Sub.  In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Cubist and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Optimer or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Optimer or any of its subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Optimer’ s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Optimer that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that Optimer files with the SEC.

The foregoing description of the Merger Agreement and the proposed transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and hereby incorporated herein by reference.

In addition, Cubist has agreed to provide Optimer with certain financing during the pendency of the Merger.  On a quarterly basis during the pendency of the Merger, commencing on September 15, 2013, Optimer will issue to Cubist $25 million of non-voting senior preferred stock (“Preferred Stock”) for cash consideration, up to a potential total of $75 million.  The Preferred Stock carries no dividend.  In the event of a termination of the Merger Agreement due to a Cubist breach, the Preferred Stock becomes redeemable in exchange for nominal consideration.  In all other instances, the Preferred Stock becomes convertible into common stock based on the value of the common stock at the time of conversion, subject to applicable legal restrictions, including limitations on the issuance of common stock in the absence of stockholder approval under the rules and  regulations of the Nasdaq Stock Market (“Nasdaq”) and HSR limitations.  Furthermore, in no circumstances will Cubist be entitled to hold more than 5% of the outstanding shares of Optimer common stock at any time. The Preferred Stock will be extinguished in exchange for no consideration if the Merger is consummated.  The Preferred Stock will be redeemed in exchange for its aggregate liquidation preference in the event of a transaction resulting in a change of control of Optimer as a result of which a termination fee is paid to Cubist pursuant to the terms of the Merger Agreement or on an as-converted into common stock basis prior to the announcement of any other transaction resulting in a change of control of Optimer.  Cubist has agreed to various restrictions on its ability to sell the Preferred Stock and any common stock received upon conversion of the Preferred Stock, including that it will not sell any such stock until the first anniversary of any termination of the Merger Agreement or to any person or group filing a beneficial ownership report on Schedule 13D in respect of Optimer.

Contingent Value Rights Agreement

In connection with the CVR, Cubist will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a trustee mutually acceptable to Cubist and Optimer governing the terms of the CVR.  The terms of the CVR Agreement call for additional potential cash payments up to a maximum of $5.00 per CVR.  Each CVR will entitle its holder to a payment of $3.00 if net sales of certain Optimer products in the United States and Canada during the period from and including July 1, 2013 through and including December 31, 2015 are greater than $250 million, a payment of $4.00 if such net sales during the same period are greater than $275 million and a payment of $5.00 if such net sales during the same period are greater than $300 million.

Cubist has agreed, with respect to achieving the highest of the foregoing net sales targets during such period, to use those commercially reasonable efforts to carry out its obligations in a diligent manner which are normally used by persons in the pharmaceutical business in relation to a similar product in the exercise of such person’s reasonable discretion.

Cubist will file a registration statement on Form S-4 in order to register the CVRs under the Securities Act of 1933, as amended, and has agreed to use its reasonable best efforts to cause the CVRs to be listed for trading on Nasdaq as of the effective time of the Merger and thereafter to cause such listing to be maintained for so long as any CVRs remain outstanding.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, which is attached as Exhibit 10.1 hereto and hereby incorporated herein by reference.

Amendment 1 to Co-Promotion Agreement

On April 5, 2011, Optimer entered into a Co-Promotion Agreement (the “Co-Promotion Agreement”) with Cubist pursuant to which Optimer engaged Cubist as its exclusive partner for the promotion of DIFICID® in the United States.  Under the terms of the Co-Promotion Agreement, Optimer and Cubist have agreed to co-promote DIFICID® to physicians, hospitals, long-term care facilities and other healthcare institutions as well as jointly provide medical affairs support for DIFICID®.  In conducting their respective co-promotion activities, each party is obligated under the Co-Promotion Agreement to commit minimum levels of personnel, and Cubist is obligated to tie a portion of the incentive compensation paid to its sales representatives to the promotion of DIFICID® in the United States.  The initial term of the Co-Promotion Agreement was to expire on July 31, 2013 if not renewed by mutual agreement of the parties.

On July 30, 2013, Optimer entered into Amendment 1 to Co-Promotion Agreement (the “Co-Promotion Amendment”) with Cubist pursuant to which the parties agreed to extend the term of the Co-Promotion Agreement in substantially its current form until July 31, 2014, subject to early termination by either party upon termination of the Merger Agreement.

Under the Co-Promotion Amendment, Optimer will continue to pay a quarterly fee of $3,750,000 to Cubist ($15 million per year) during the extension year.  Optimer will also pay Cubist $3.125 million per quarter (up to $12.5 million in total) during the extension year if mutually agreed upon quarterly sales targets are achieved, as well as a portion of Optimer’s gross profits derived from net sales above the specified annual targets, if any.

The foregoing description of the Co-Promotion Amendment does not purport to be complete and is qualified in its entirety by reference to the Co-Promotion Amendment, which is attached as Exhibit 10.2 hereto and hereby incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2013, in connection with entering into the Merger Agreement, Optimer’s board of directors acted with respect to cash awards under Optimer’s Incentive Compensation Plan (the “ICP”) and performance-based restricted stock unit awards under Optimer’s 2012 Equity Incentive Plan to provide that 2013 awards under these plans will be payable at maximum levels in connection with the consummation of the Merger, and confirmed that this treatment will apply even if the Merger is not consummated until 2014.  Henry A. McKinnell, Ph.D., Optimer’s Chairman and Chief Executive Officer, does not participate in the ICP.

In addition, on July 30, 2013 and in connection with entering into the Merger Agreement, Optimer’s board of directors increased the base annual salary of Dr. McKinnell to $567,000, effective retroactive to his appointment as Optimer’s Chief Executive Officer on February 26, 2013.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of July 30, 2013, by and among Optimer Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and PDRS Corporation.

10.1	Form of Contingent Value Rights Agreement between Cubist Pharmaceuticals, Inc. and Trustee.
10.2	Amendment 1 to Co-Promotion Agreement, dated as of July 30, 2013, between Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc.

Cautionary Statement Regarding Forward-looking Statements

Statements included in this communication that are not a description of historical facts are forward-looking statements, including, without limitation, statements related to the implementation and impact of Optimer’s commercialization strategy, Optimer’s pursuit of new indications for DIFICID, Optimer’s on-going education efforts regarding its patient access initiatives and the burden of Clostridium difficile infection and expansion of DIFICID sales or market potential.  Words such as “expect,” “anticipate,” “will,” “could,” “would,” “project,” “intend,” “plan,” “believe,” “predict,” “estimate,” “should,” “may,” “potential,” “continue,” “ongoing” or variations of such words and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Optimer that any of its plans will be achieved. These forward-looking statements are based on management’s expectations on the date of this release. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in Optimer’s business including, without limitation, risks relating to: Optimer’s ability to continue to increase adoption and use of DIFICID, the implementation and success of DIFICID growth initiatives and entry into new markets, whether or not healthcare professionals will prescribe DIFICID, the extent to which DIFICID receives reimbursement coverage from healthcare payors and government agencies, the extent to which DIFICID will be accepted on additional hospital formularies and the timing of hospital formulary decisions, Optimer’s ability to successfully coordinate commercialization efforts with Cubist under its co-promotion agreement, whether Optimer will be able to realize expected benefits under its co-promotion agreement with Cubist and its collaboration agreements with other partners, the possibility of alternative means of preventing or treating CDAD impacting adoption and sales of DIFICID, Optimer’s ability, through its third-party manufacturers and logistics providers, to maintain a sufficient supply of DIFICID to meet demand, the effects of changes in Optimer’s management, uncertainties associated with the proposed merger of Optimer with a wholly owned subsidiary of Cubist and related transactions, including uncertainties relating to the anticipated timing of the proposed merger, the ability of the parties to obtain regulatory approvals required for the merger, the satisfaction of the other conditions to the consummation of the proposed merger, the issuance of preferred stock to Cubist before the closing of the proposed merger, the ability of Cubist to achieve the net sales milestone required to trigger a future cash payment in respect of the contingent value right component of the per share merger consideration, the ability to complete the proposed merger and the impact of the merger on the Company’s business, employees, customers, suppliers and commercial partners, the potential for lawsuits and enforcement proceedings related to the previously disclosed investigations by U.S. authorities and other risks detailed in Optimer’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this release, and Optimer undertakes no obligation to update or revise these statements, except as may be required by law.

Additional Information and Where To Find It

In connection with the proposed merger, Optimer will file a proxy statement with the SEC.  BEFORE MAKING ANY VOTING DECISION, OPTIMER’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Optimer’s stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC, when they become available, from the SEC’s website at http://www.sec.gov. Optimer’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents, when they become available, by directing a request by mail or telephone to 101 Hudson Street, Suite 3501, Jersey City, NJ 07302, telephone: (201) 333-8819, or from Optimer’s website, http://www.optimerpharma.com.

Participants in Solicitation

Optimer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Optimer’s stockholders with respect to the proposed merger.  Information about Optimer’s directors and executive officers and their ownership of Optimer’s common stock is set forth in the proxy statement for Optimer’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 12, 2013. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger, which may be different than those of Optimer’s stockholders generally, may be obtained by reading the proxy statement regarding the proposed merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: August 1, 2013		Stephen W. Webster
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of July 30, 2013, by and among Optimer Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and PDRS Corporation.
10.1	Form of Contingent Value Rights Agreement between Cubist Pharmaceuticals, Inc. and Trustee.
10.2	Amendment 1 to Co-Promotion Agreement, dated as of July 30, 2013, between Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc.